NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                  FUND PROFILE

                                February 27, 1998


Navellier & Associates, Inc.
Investment Adviser

         For Fund information, call 1-800-887-8671

1.  WHAT IS THE PORTFOLIO'S GOAL?

The Fund currently has authorized one series - the Navellier Growth Portfolio ("Growth Portfolio"). The investment objective of the Growth Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential. It seeks to achieve this objective by investing in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets.

2.  HOW IS THE PORTFOLIO INVESTED?

The Growth Portfolio will invest up to 100% of its capital in equity securities selected for their capital growth potential. Navellier & Associates, Inc. will screen over 6,000 stocks, taking into account various factors and basing its stock selection on its own model portfolio theory concepts. The Growth Portfolio invests primarily in what Navellier & Associates, Inc. believes are undervalued common stocks believed to have long-term growth potential.

3.   WHAT ARE THE RISKS OF INVESTING IN THE PORTFOLIO?

The performance of the Growth Portfolio depends on the market value of its holdings. Securities prices fluctuate in response to general political, economic and market conditions as well as to the performance of individual companies. Common stock prices can fluctuate dramatically in response to these factors. Since many of the securities in which the Growth Portfolio may invest may have a smaller number of shares to trade than more conventional companies, a liquidity problem could be created by a lack of shares available for trade at a given time. A high portfolio turnover rate may result in increased brokerage commissions. Investments in foreign securities may involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, and the impact of political, social or diplomatic developments. The Growth Portfolio uses aggressive investment strategies and can experience substantial fluctuations so that shares may at any time be worth more or less than you paid for them.

4.   IS THE PORTFOLIO APPROPRIATE FOR YOU?

The Growth Portfolio is appropriate for investors who are willing to risk stock market fluctuations in pursuit of long-term growth.


5.   WHAT ARE THE PORTFOLIO'S EXPENSES?

The Growth Portfolio has no sales charge or fee for initial purchases, reinvestment of distributions or redemptions. Portfolio operating expenses are paid out of the Portfolio's assets and are not charged directly to the Participating Insurance Company Separate Account ("Separate Account") or other shareholders. Since the Growth Portfolio has no operating history, "Other Expenses" and "Total Portfolio Operating Expenses" are based on estimated amounts.

         Annual Portfolio Operating Expenses/1/
         (As a percentage of average net assets after applicable expense reimbursements)

         Management Fees                             0.85%
         12b-1 Fees                                  None
         Other Expenses/2/                           0.65%
                                                     -----
         Total Portfolio Operating Expenses/1/       1.50%

     /1/Navellier & Associates, Inc. has agreed to reimburse expenses until Total Portfolio Operating Expenses (including the advisory fee) are at or below 1.50%. Therefore, the amounts shown above reflect the anticipated expense reimbursement. This undertaking is subject to termination at any time without notice to shareholders after the expiration of twelve months from the date shares of the Portfolio are first offered to the public. The estimated Total Portfolio Operating Expenses, before any expense reimbursement, are 5%.

     /2/The figure of 0.65% shown here includes the annual fee of 0.25% received by Navellier & Associates, Inc. pursuant to the Administrative Services Agreement.

EXAMPLE

                                            1 Year            3 Year
                                            ------            ------

                                            $17                $54


You could expect to pay this much in total expenses, maintaining an average annual investment of $1,000. The example assumes a 5% annual return, expenses as described above and reinvestment of all dividends and distributions. The example reflects the current fee waiver arrangement and does not reflect additional charges and expenses which are, or may be, imposed under the variable annuity contracts ("VA Contracts") or variable life insurance policies ("VLI Policies") or qualified pension and retirement plans ("Qualified Plans"). Such charges and expenses are described in the Prospectus of the Separate Account or in the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors. The example should not be considered a representation of past or future expenses.

6.   HOW HAS THE PORTFOLIO PERFORMED?

The Growth Portfolio is newly organized and, therefore, has no history of operations.


7.   WHO MANAGES THE PORTFOLIO?

Navellier & Associates, Inc. acts as the Growth Portfolio's investment adviser. It presently manages over $2.02 billion in investor funds. Its owner has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987. Louis Navellier and Alan Alpers are the Portfolio Managers involved in the day-to-day investment activities of the Growth Portfolio. Mr. Navellier has been CEO and President of Navellier & Associates, Inc. since 1988. Mr. Alpers has been an analyst and portfolio manager for Navellier & Associates, Inc. since 1989 and has been responsible along with Mr. Navellier for day-to-day management of over $100 million in individual accounts for Navellier & Associates, Inc.

8.   HOW CAN YOU BUY SHARES?

Shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by Separate Accounts of Participating Insurance Companies or through Qualified Plans. Individual investors may not purchase or redeem shares directly. Please refer to the prospectus of the Separate Account or to the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract, VLI Policy or Qualified Plan.

9.   HOW CAN YOU SELL SHARES?

Shares can be redeemed on any business day by transmitting a redemption order to a Participating Insurance Company or Qualified Plan.

10.  WHEN WILL YOU RECEIVE DISTRIBUTIONS?

The Growth Portfolio distributes dividends at least annually and distributes its net realized capital gains, if any, at least annually in the form of shares of the Portfolio. Such dividends and capital gain distributions are automatically reinvested in additional shares of the Growth Portfolio and therefore are not currently taxable. If, alternatively, an election is made on behalf of a Separate Account of a Participating Insurance Company or Qualified Plan to receive distributions in cash, this would result in a taxable distribution but requests for cash distributions are not anticipated.

11.  WHAT INVESTOR SERVICES ARE AVAILABLE?

The  Fund  provides   semi-annual  and  annual  reports,   including   financial
statements, regarding the Growth Portfolio. Toll-free access to the Growth Portfolio is also provided.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE PORTFOLIO. IF YOU WOULD LIKE MORE INFORMATION BEFORE YOU INVEST, PLEASE CONSULT THE PORTFOLIO'S ACCOMPANYING PROSPECTUS. ANNUAL AND SEMI-ANNUAL REPORTS FOR THE FUND MAY BE OBTAINED AT NO COST BY CALLING 1-800-887-8671.





                 NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                          ONE EAST LIBERTY, THIRD FLOOR
                               RENO, NEVADA 89501

                       PROSPECTUS DATED FEBRUARY 27, 1998

Navellier Variable Insurance Series Fund, Inc. (the "Fund") is an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized one series - the Navellier Growth Portfolio (the "Growth Portfolio"). There can be no assurance that any Portfolio of the Fund will achieve its investment objective.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The Fund's shares are offered only to (a) insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Portfolios available as investment options for Qualified Plan Participants.

Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus or with the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors. Additional information about the Fund and the Growth Portfolio is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Fund at 1-800-887-8671. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY (i) AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS AND (ii) TO TAX-QUALIFIED PENSION AND RETIREMENT PLANS.

                                TABLE OF CONTENTS


                                                                        Page



SUMMARY  ..................................................................3

INVESTMENT OBJECTIVE AND POLICIES..........................................4

SPECIAL INVESTMENT METHODS AND RISKS.......................................5

INVESTMENT RESTRICTIONS....................................................6

RISK FACTORS...............................................................6

PERFORMANCE ADVERTISING....................................................8

MANAGEMENT OF THE FUND.....................................................9

EXPENSES OF THE FUND......................................................10

REPORTS AND INFORMATION...................................................10

DESCRIPTION OF SHARES.....................................................11

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS...................................12

PURCHASES AND REDEMPTIONS.................................................12

ADDITIONAL INFORMATION....................................................13



SHAREHOLDER TRANSACTION EXPENSES
AND ANNUAL FUND OPERATING EXPENSES

                                                                     Navellier
                                                                      Growth
                                                                     Portfolio

Shareholder Transaction Expenses/1/

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)................                          0%
Maximum Sales Load Imposed on
   Reinvested  Dividends...........................                       None
Deferred Sales Load................................                       None
Redemption Fees....................................                       None
Exchange Fee.......................................                       None

Annual Portfolio Operating Expenses/2/
(As a percentage of average net assets after applicable expense reimbursements)

Management Fees....................................                       0.85%
12b-1 Fees.........................................                       None
Other Expenses/3/..................................                       0.65%

Total Portfolio Operating Expenses/2/ .............                       1.50%


     /1/ The above table of fees and other expenses is provided to assist you in understanding the various potential costs and expenses that an investor in the Portfolio may bear directly or indirectly.

     /2/ Navellier & Associates, Inc. (the "Investment Adviser") has agreed to reimburse expenses until Total Portfolio Operating Expenses (including the advisory fee) are at or below 1.50%. Therefore, the amounts shown above reflect the anticipated expense reimbursement. This undertaking is subject to termination at any time without notice to shareholders after the expiration of twelve months from the date shares of the Portfolio are first offered to the public. The estimated Total Portfolio Operating Expenses, before any expense reimbursement, are 5%. (See "Expenses of the Fund").

     /3/ The figure of 0.65% shown here includes the annual fee of 0.25% received by the Investment Adviser pursuant to the Administrative Services Agreement. (See "Expenses of the Fund").

EXAMPLE:

The following example indicates the direct and indirect expenses an investor (maintaining an average annual investment of $1,000) could expect to incur in a single year, and three-year period respectively:


                                       Growth Portfolio

One-Year......................  $           17
Three-Year....................  $           54


The foregoing example assumes (a) that an investor maintains an average of $1,000 invested in the Growth Portfolio; (b) no sales load; (c) a 5% annual return; (d) percentage amounts listed above for Annual Fund Operating Expenses remain constant (for all periods shown above); and (e) reinvestment of all dividends and distributions.

The foregoing example is based upon estimated Total Operating Expenses for the Growth Portfolio, as set forth in the "Annual Operating Expenses" table above and reflects the fee waiver/expense reimbursement arrangement in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VA CONTRACTS, VLI POLICIES OR QUALIFIED PLANS. SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE QUALIFIED PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY QUALIFIED PLAN SPONSORS.

                                     SUMMARY

The Fund

The Fund is an open-end management investment company which currently offers shares of the Growth Portfolio. Additional Portfolios may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

This summary, which provides basic information about the Growth Portfolio and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

The Growth Portfolio is designed for long-term investors and is not intended as a trading vehicle or to be a complete investment program for the investor. An investment in the Growth Portfolio involves certain speculative considerations; see "Risk Factors."

The Growth Portfolio employs aggressive investment strategies and can experience substantial fluctuations, including declines, so that shares may be worth less than when originally purchased.

Investment Adviser

The Investment Adviser administers the assets of the Growth Portfolio and determines which securities will be selected as investments for the Growth
Portfolio. Louis Navellier, the President and CEO of the Investment Adviser, refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Growth Portfolio. He sets the strategies and guidelines for the Growth Portfolio and oversees the Portfolio Managers' activities. Louis Navellier and Alan Alpers, who are the Portfolio Managers involved in the day-to-day investment activities of the Growth Portfolio, head up a team of investment professionals who assist in managing the Portfolio, including research analysts Jon Tesseo, Shawn Price, Michael Borgen and Arnold Langsen. Alan Alpers has been an analyst and portfolio manager for the Investment Adviser since 1989 and has been responsible along with Mr. Navellier for day-to-day management of over $100 million in individual accounts for the Investment Adviser. The Investment Adviser receives an annual advisory fee, equal to .85% of the average daily net asset value of assets under management, for the Growth Portfolio. The advisory fee for the Growth Portfolio is payable monthly, based upon a percentage of the Portfolio's average daily net assets. This advisory fee paid to the Investment Adviser is higher than those generally paid by most other investment companies. The Growth Portfolio is paying this higher advisory fee based on its desire to retain the Investment Adviser's specific application of Modern Portfolio Theory, its particular method of analyzing securities and its investment advisory services.

Distribution of Shares

Navellier Securities Corp., One East Liberty, Third Floor, Reno, NV 89501 (the "Distributor") acts as the principal underwriter for the shares of the Growth Portfolio. The Distributor is a corporation wholly-owned by Louis Navellier, who also owns 100% of the Adviser.

How to Invest

Individual investors may not purchase or redeem shares of the Growth Portfolio directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies or through Qualified Plans, including participant-directed Qualified Plans which elect to make the Portfolio an investment option for Qualified Plan Participants. See "Purchases and Redemptions."

Risk Factors

Investment in the Growth Portfolio involves special risks and there can be no guarantee of profitability. Some of those risks are briefly described here. Some of the small cap securities which the Growth Portfolio may purchase may be difficult to liquidate on short notice or, on occasion, only a portion of the shares of a company in which the Investment Adviser intends to trade may be available to be bought or sold by the Growth Portfolio. There can be no assurance of profitability or of what the percentage of the Portfolio's total annual operating expenses will be. Investments, if any, in securities of foreign issuers may pose greater risks. The Investment Adviser's investment style could result in above average portfolio turnover which could result in higher brokerage expenses. As with any equity fund, the investments may decline, resulting in a loss of value to the shareholder. (For more detail, see "Risk Factors".)

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective of the Navellier Growth Portfolio

The investment objective of the Growth Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential. This investment objective is fundamental and may not be changed without shareholder approval. The Growth Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Growth Portfolio seeks long term capital appreciation through investments in securities of companies which the Investment Adviser feels are undervalued in the marketplace. Navellier & Associates, Inc. is the Investment Adviser for the Growth Portfolio. This Portfolio should not be considered suitable for investors seeking current income.

Other Investments

The Growth Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes the Growth Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, the Growth Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If the Growth Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or in Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings accounts have only $100,000 protection.

It is anticipated that all of the Growth Portfolio's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase,  a rating  within the four  highest  grades as  determined  by Moody's
Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Growth Portfolio has invested drops below investment grade, the Growth Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

In determining the types of companies which will be suitable for investment by the Growth Portfolio, the Investment Adviser will screen over 6,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. The Growth Portfolio invests primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term growth potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth. The Growth Portfolio will invest up to 100% of its capital in equity securities selected for their capital growth potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Growth Portfolio, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups.


                      SPECIAL INVESTMENT METHODS AND RISKS

"Short Sales Against the Box"

The Growth Portfolio is permitted to make short sales if at the time of the short sale the Portfolio owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Growth Portfolio may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible into or exchangeable for such security), or when the Portfolio desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Growth Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Growth Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Growth Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

                             INVESTMENT RESTRICTIONS

The Growth Portfolio can invest up to 5% of its assets in the securities of a single issuer and can invest up to 25% of its assets in the securities of a single industry. The Growth Portfolio may not make investments in real estate or commodities or commodity contracts, including futures contracts, but may purchase securities of issuers which deal in real estate or commodities. The Growth Portfolio is also prohibited from investing in or selling puts, calls, straddles (or any combination thereof). The Growth Portfolio is prohibited from investing in derivatives. The Growth Portfolio may borrow money only from banks for temporary or emergency (not leveraging) purposes provided that, after each borrowing, there is an asset coverage in the Portfolio of at least 300%. The Growth Portfolio will not purchase securities if the amount of borrowing by the Portfolio exceeds 5% of total assets of the Portfolio. In order to secure any such borrowing, the Growth Portfolio may pledge, mortgage, or hypothecate up to 10% of the market value of the assets of the Portfolio. The investment by the Growth Portfolio in securities, including American Depository Receipts, of issuers or any governmental entity or political subdivision thereof, located, incorporated or organized outside of the United States is limited to 25% of the net asset value of the Portfolio, provided that no such foreign securities may be purchased unless they are traded on United States securities markets.

The Fund may not purchase for any Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933) if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such Portfolio would be invested in either illiquid or unseasoned securities. The Board of Directors will determine whether these securities are liquid and will monitor liquidity on an ongoing basis.

In addition to the investment restrictions described above, the investment program of the Growth Portfolio is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for the Growth Portfolio are fundamental and may not be changed without shareholder approval.

                                  RISK FACTORS

Lack of Operating History and Experience

The Growth  Portfolio is newly  organized and has no history of operations.  The
Investment Adviser was organized on May 28, 1993 and has been managing the assets of The Navellier Series Fund since January 3, 1994 and the publicly invested assets of The Navellier Series Fund since April 1, 1994. The Investment Adviser also manages the assets of The Navellier Performance Funds which went effective December 28, 1995. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and Custodian, the Investment Adviser still has overall responsibility for the administration of the Growth Portfolio and oversees the administrative services performed by others as well as servicing shareholder's needs and, along with the Fund's Board of Directors, is responsible for the selection of such agents and their oversight. The Investment Adviser is also responsible for the selection of securities for investment. None of the principals, officers, legal counsel, or directors of the Investment Adviser (including such of those persons who are also controlling persons of the Fund) had, before June 1993, ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that their past business experiences or their experience with The Navellier Series Fund or The Navellier Performance Funds will enable them to successfully manage the assets of the Fund in the future. The owner of the Investment Adviser has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987.

The Investment Adviser presently manages over $2.02 billion in investor funds. The owner of the Investment Adviser is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and controls other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that the Investment Adviser, Navellier Fund Management, Inc., other Navellier controlled investment entities, The Navellier Series Fund and The Navellier Performance Funds are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of the Investment Adviser, Navellier Fund Management, Inc., The Navellier Series Fund, The Navellier Performance Funds and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, the Investment Adviser, and the other Navellier controlled investment entities will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if the Investment Adviser, and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to the Investment Adviser, and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase, the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if it is not willing to accept this potentially adverse risk, and by investing, acknowledges that it is aware of the risks.

An investment in shares of any Portfolio of the Fund involves certain speculative considerations. There can be no assurance that any of a Portfolio's objectives will be achieved or that the value of the investment will increase. All Portfolios intend to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

All securities in which any of the Fund's Portfolios may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. From time to time the Fund may choose to close a Portfolio or Portfolios to new investors.

Investing in Securities of Foreign Issuers

Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objective and Policies section of this Prospectus.

While to some extent the risks to the Fund of investing in foreign securities may be limited since the Growth Portfolio may not invest more than 25% of its net asset value in such securities and may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

Net Asset Value

The net asset value of the Growth Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares of the Portfolio. (See "Purchases and Redemptions - Valuation of Shares" and the Statement of Additional Information.)

Portfolio Turnover

The annual rate of portfolio turnover for the Growth Portfolio is unknown since it has no operating history and therefore no actual portfolio turnover rate presently exists. The Investment Adviser estimates that the annual portfolio turnover rate for the Growth Portfolio will not exceed 300%. However, this is not a restriction on the Investment Adviser and if in the Investment Adviser's judgment a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall Portfolio performance, then the Investment Adviser is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities and could therefore adversely affect Portfolio performance.

Special Risk Considerations Relating to Securities of the Growth Portfolio

For a description of certain other factors, including certain risk factors, which investors should consider relating to the securities in which the Portfolio will invest, see "Investment Objective and Policies".

                             PERFORMANCE ADVERTISING

From time to time, a Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. A Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                             MANAGEMENT OF THE FUND

The Board of Directors

The Fund's Board of Directors directs the business and affairs of each Portfolio of the Fund as well as supervises the Investment Adviser, Distributor, Accountant, Transfer Agent and Custodian, as described below.

The Investment Adviser

Navellier & Associates, Inc. acts as the Investment Adviser to the Growth Portfolio. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Growth Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides the Growth Portfolio with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and the Growth Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides the Growth Portfolio with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the Fund.

The Investment Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). In 1987, Louis Navellier was in litigation with a business partner and on the advice of his then legal counsel, as part of a legal strategy, filed a personal bankruptcy petition in connection with that litigation. The bankruptcy petition was voluntarily dismissed by Mr. Navellier less than two months later with all creditors being paid in full. Louis G. Navellier is an affiliated person of the Fund. The Investment Adviser is registered as an investment adviser with the Securities and Exchange Commission and with all states which require investment adviser registration. Louis Navellier is registered as an investment adviser representative or agent in all states requiring such registration. Louis Navellier and the Investment Adviser without admitting liability, did in the past agree to a two-week suspension in California and agreed to pay civil penalties to the States of California, Connecticut, and Maryland for allegedly not being properly registered as an investment adviser. Navellier Management, Inc., an affiliate of the Investment Adviser, is also and has been since January 1994, the investment adviser to The Navellier Series Fund, an open-end diversified investment company and to The Navellier Performance Funds, an open-end investment company, since December 1995. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Expenses of the Fund".

Control Persons and Principal Holders of Securities

On January 15, 1998, in order to fulfill the requirements of Section 14(a)(1) of the 1940 Act, one hundred percent (100%) of the issued and outstanding shares of the Growth Portfolio was subscribed to for purchase by Louis Navellier under an agreement dated January 15, 1998. Such subscription was made for an aggregate of $100,000 and was allocated 100% to the Growth Portfolio (to purchase 10,000 shares).

The Distributor

Navellier Securities Corp. acts as the Fund's Distributor and is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor renders its services to the Fund pursuant to a distribution agreement under which it serves as the principal underwriter of the shares of each existing Portfolio of the Fund. The Distributor receives no compensation for serving in such capacity. Louis G. Navellier, an affiliate of the Fund and the Investment Adviser, is an officer, director and sole shareholder of the Distributor.

The Custodian and the Transfer Agent

Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, telephone: (301) 657-1510 or (800) 622-1386, is Custodian for the Fund's securities and cash and Transfer Agent for the Fund shares.


                              EXPENSES OF THE FUND

General

Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian, the Transfer Agent, and the Accountant; Directors' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

Compensation of the Investment Adviser

The Investment Adviser receives an annual .85% fee for investment management of the Growth Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. This advisory fee is higher than those generally paid by most other investment companies. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

Brokerage Commissions

The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund or sale of VA Contracts and VLI Policies. (See the Statement of Additional Information.)

                             REPORTS AND INFORMATION

The Fund will distribute to the shareholders of each Portfolio semi-annual reports containing unaudited financial statements and information pertaining to matters of each Portfolio of the Fund. An annual report containing financial statements for each Portfolio, together with the report of the independent auditors for each Portfolio of the Fund is distributed to shareholders each year. Shareholder inquiries should be addressed to the Fund, at One East
Liberty, Third Floor, Reno, Nevada 89501; Tel: (800) 887- 8671, or to the Transfer Agent, Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, Telephone: (301) 657-1510 or (800) 622-1386.

                              DESCRIPTION OF SHARES

The Fund is a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of the Growth Portfolio and to create additional portfolios of the Fund. Each share of the Growth Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Growth Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.

The Fund reserves the right to create classes of shares.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. Qualified Plans may or may not pass through voting rights to Qualified Plan participants, depending on the terms of the Qualified Plan's governing documents. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus or the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors.

Conflicts of Interest. The Portfolios offers their shares to (i) VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Qualified Plans including Participant-directed Plans which elect to make the Portfolios available as investment options for Qualified Plan participants. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners and Qualified Plan participants participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Qualified Plans to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract, VLI Policy or Qualified Plan or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Fund and the Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. This Code contains policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. This Code complies, in all material respects, with the recommendations of the Investment Company Institute.

                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Taxes

For a discussion of the tax status of a VA Contract, VLI Policy or Qualified Plan, refer to the Participating Insurance Company separate account prospectus or Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies and Qualified Plans which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts, VLI Policies and Qualified Plans, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and Qualified Plans and will be exempt from current taxation of the VA Contract owner, VLI Policy owner, or Qualified Plan participant if left to accumulate within the VA Contract, VLI Policy or Qualified Plan.

Internal Revenue Service Requirements

The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the Statement of Additional Information for more specific information.

Dividends and Distributions

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies and Qualified Plan sponsors will be informed at least annually about the amount and character of distributions from the fund for federal income tax purposes.

                            PURCHASES AND REDEMPTIONS

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies or through Qualified Plans, including participant-directed Qualified Plans which elect to make the Portfolios investment options for Qualified Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract, VLI Policy or Qualified Plan.

Purchases. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

Qualified Plan participants may invest in shares of the Portfolios through their Qualified Plans by directing the Qualified Plan trustee to purchase shares for their account. Participants should contact their Qualified Plan sponsors for information concerning the appropriate procedure for investing in the Portfolios. All investments in the Portfolios by Qualified Plans are credited to the Qualified Plans immediately upon acceptance of the investments by the Portfolios. All orders received from Qualified Plans are executed at the net asset value next computed after receipt of such orders by the Portfolios.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Investment Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners, VLI Policy owners and Qualified Plan participants would be permitted to continue to authorize investments in the Portfolios and to reinvest any dividends or capital gains distributions.

     Redemptions. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company or Qualified Plan prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company or Qualified Plan. Redemption proceeds will normally be wired to the Participating Insurance Company or Qualified Plan the Business Day following receipt of the redemption order by the Participating Insurance Company or Qualified Plan, but in no event later than seven days after receipt of such order.

Valuation of Shares

The net asset value of the shares of each Portfolio of the Fund are determined once daily as of 4 p.m. New York Time, on days when the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange or the national securities exchanges on which Portfolio stocks are traded adopt different trading hours on either a permanent or temporary basis, the Directors of the Fund will reconsider the time at which net asset value is to be computed. The net asset value is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares of the Portfolio. The price at which a purchase is effected is based on the next calculation of net asset value after the order is received.

In determining the value of the assets of each Portfolio, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All other securities and assets are valued at their fair value as determined in good faith by the Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Directors.

                             ADDITIONAL INFORMATION

The Statement of Additional Information, available upon request, without charge from the Fund, provides a further discussion of certain sections of the Prospectus and other information which may be of interest to certain investors. This Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the securities being sold, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the Statement of Additional Information and the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                 NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

Investment Adviser

Navellier & Associates, Inc.
One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671

Distributor

Navellier Securities Corp.
One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671

Independent Auditors

Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, PA 19103

Transfer Agent and Custodian

Rushmore Trust & Savings, FSB
4922 Fairmont Avenue
Bethesda, MD 20814
(800) 622-1386

Counsel

Blazzard, Grodd & Hasenauer, P.C.
943 Post Road East
Westport, CT 06880
(203) 226-7866